                                                                    EXHIBIT 10.2


                            STOCK PURCHASE AGREEMENT

                                    BETWEEN

                            FLEXXTECH HOLDINGS, INC.

                                      AND

                             PRIMAVERA CORPORATION

                                      AND

                    NORTH TEXAS CIRCUIT BOARD COMPANY, INC.

                                     DATED

                                AUGUST 15, 2000

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

     THIS STOCK PURCHASE AGREEMENT ( "Agreement"), dated as of August 15, 2000, is made by and between Flexxtech Holdings, Inc., a Nevada corporation ("Flexxtech Holdings"), and Primavera Corporation, a Texas corporation ("Primavera"), and North Texas Circuit Board Company, Inc., a Texas corporation ("N. Texas").

     WHEREAS Flexxtech Holdings and Primavera have agreed that Flexxtech Holdings shall purchase majority ownership of the common stock of Primavera, the parent company and one-hundred percent (100%) shareholder of North Texas Circuit Board Company, Inc., ("N. Texas"), with each corporation surviving pursuant their respective state's laws.

     NOW THEREFORE, in consideration of the mutual promises and of the terms, conditions, representations, warranties and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                          SALE AND PURCHASE OF SHARES

     1.1  Agreement to Purchase Shares.   Upon the terms and subject to the
          ----------------------------
conditions of this Agreement, Flexxtech Holdings hereby agrees to purchase sixty-seven percent (67%) of the issued and outstanding common stock of Primavera (the "Purchase Price"). Primavera currently has One Hundred (100) shares of issued and outstanding common stock and, at 67%, Flexxtech Holdings will purchase Two Hundred and Three (203) shares of newly issued common stock of Primavera (the "Common Stock"). In exchange for the Common Stock, Flexxtech Holdings agrees to pay Primavera One Million Five Hundred Seventy-Five Thousand Dollars ($1,575,000) in consideration. At the Execution of this Stock Purchase Agreement, (the "Closing"), Primavera will deliver six (6) stock certificates in the name of Flexxtech Holdings, Inc. in the total amount of Two Hundred and Three (203) shares of Primavera common stock. The stock certificates shall be in the amount of 30, 35, 35, 35, 35, 33 and shares of common stock. The Common Stock shall be collateralized by a $1,000,000 Promissory Note (Exhibit A), described in Section 1.1 (b) and held in escrow described in Section 1.2; and, shall be released to Flexxtech upon the completion of each tranche closing described in Section 1.1(a) and 1.1(b). Flexxtech Holdings' consideration shall be payable as follows:

          (a) Two Hundred Fifty Thousand Dollars ($250,000) shall be due on the execution ("Closing") of this Agreement. At such time Primavera shall deliver the certificate for Thirty (30) shares of its common in the name of Flexxtech Holdings, Inc. The 30 shares shall be free and clear of all liens and encumberances.

          (b) A Promissory Note for One Million Dollars ($1,000,000) shall be due in five tranche closings as follows:

                   (1) Two Hundred Thousand Dollars ($200,000) shall be due on September 15, 2000. At such time Thirty-Five (35) shares in the name of Flexxtech Holdings, Inc. shall be free and clear and released from escrow.

                  (2) Two Hundred Thousand Dollars ($200,000) shall be due on October 15, 2000. At such time Thirty-Five (35) shares in the name of Flexxtech Holdings, Inc. shall be free and clear and released from escrow.

                  (3) Two Hundred Thousand Dollars ($200,000) shall be due on November 15, 2000. At such time Thirty-Five (35) shares in the name of Flexxtech Holdings, Inc. shall be free and clear and released from escrow.

                  (4) Two Hundred Thousand Dollars ($200,000) shall be due on December

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                      15, 2000. At such time Thirty-Five (35) shares in
                      the name of Flexxtech Holdings, Inc. shall be free and clear and released from escrow.

                 (5) Two Hundred Thousand Dollars ($200,000) shall be due on January 15, 2001. At such time Thirty-Three (33) shares in the name of Flexxtech Holdings, Inc. shall be free and clear and released from escrow.

          (c) One Hundred Thirty Thousand (130,000) shares of Private Placement Common Stock of Flexxtech Corporation, a Nevada corporation (OTC: FLXT) ("Flexxtech Corporation"), the corporate parent of Flexxtech Holdings. Said Common Stock of Flexxtech Corporation shall be subject to a one (1) year lock-up from the execution of this Agreement, during which time period the Common Stock may not be sold on the public market. Flexxtech agrees to piggyback registration rights for these shares as described in Article I, section 1.8.

                 (1) Of the 130,000 shares of Flexxtech Corporation stock, 120,000 shall be distributed to existing shareholders of Primavera and 10,000 shall be distributed to Bo Ritz as a Finder's Fee (Described in Section 2.25).


                 (2) In addition to shares of Flexxtech Corporation issued pursuant to 1.1(C)(1), for advisory and consulting services relating to this transaction 7,500 shares and 2,500 shares, of Flexxtech Corporation shall be issued to Edward R. Fearon and Hector Escamilla, Jr., respectively. Flexxtech agrees to piggyback registration rights for these shares as described in
                 Article I, section 1.8.


(3)         1.1  Escrow. The parties agree that Robert Loll, Esq. of Floratos,
                 ------
Loll & Devine ("Escrow Agent") shall hold the Common Stock of Primavera in the name of Flexxtech Holdings in escrow until each tranche described in Section 1.1(b) is satisfied.

            1.2  Use of Funds. Of the $1,250,000 in funds paid to Primavera
                 ------------
$1,000,000 shall be used for working capital of N. Texas and for expanding the business. A more defined use of funds agreement shall be reached later by mutual agreement of the parties.

            1.3  Delivery of Shares From Comerica.  On Closing, the delivery of
                 ---------------------------------
$250,000 as described in Section 1.1(a), Primavera will deliver certificate number 7, for 1,000 shares of common stock of N. Texas, representing one-hundred percent of the total issued and outstanding shares. The shares are currently held by Comerica Bank-Texas as collateral for loans and it is understood that Primavera will make every effort for Comerica Bank-Texas to waive any liens or encumbrances against certificate 7, for 1000 shares of common stock.

            1.4  Voting Control.  Flexxtech shall have full shareholder voting
                 ---------------
control of the Two Hundred and Three (203) shares of the Primavera stock immediately following the Closing.

            1.5  Boards of Directors.  Primavera shall add two (2) more director
                 -------------------
positions to its Board of Directors, for a total of five (5). Flexxtech shall have the right to make three (3) appointments each to the Board of Directors of
N. Texas and the Board of Directors of Primavera upon Closing. Both Boards of Directors shall consist of five (5) members.

            1.7  Employment Agreements. Subject to review by Flexxtech Holdings,
                 ---------------------
N. Texas agrees to execute employment agreements with Michael Wetzel, Linnette Malloy and other key employees, under the general terms previously discussed.

            1.8 Registration Rights. During the one year period commencing at the Closing date, whenever Flexxtech Corporation files a registration statement under the 1933 Act (including a "post-

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effective amendment" to a previous registration statement) which relates to a current offering of securities of Flexxtech Corporation (except in connection with an offering on Forms S-4 or S-8, or any other inappropriate form(s)), Flexxtech Corporation shall offer to the Primavera shareholders described in section 1.1(C)1 and 1.1(C)2 the opportunity to register or qualify the shares for public trading. Flexxtech Corporation shall give at least 30 days' prior notice to the Primavera Shareholders of its intention to file a registration statement under the 1933 Act, which notice shall constitute an offer to the Primavera Shareholders. The Primavera Shareholders shall pay for their own selling expenses, commissions or underwriting discounts.


                                   ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PRIMAVERA CORPORATION AND NORTH TEXAS CIRCUIT
                              BOARD COMPANY, INC.

     Primavera and N. Texas, respectively, represents and warrants to, and agrees with Flexxtech Holdings as follows:

     2.1  Organization.
          ------------

          (a) Primavera and N. Texas are a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Primavera and N. Texas has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Primavera and N. Texas are duly qualified to do business and in good standing in each jurisdiction in which its property or business makes such qualification necessary. Primavera and N. Texas have heretofore delivered to Flexxtech Holdings true, accurate and complete copies of Primavera's and N. Texas's Articles of Incorporation and By-Laws as in effect on the date hereof and minutes of al meetings of shareholders and directors of Primavera and N. Texas held through and including the date of this Agreement. Except as set forth on
Schedule 3.1, Primavera and N. Texas are not in violation of any of the provisions of its Articles of Incorporation nor its By-Laws.

     2.2  Authority Relative to this Agreement.   Primavera and N. Texas have
          ------------------------------------
full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly and validly authorized by the Board of Directors of Primavera and, except for approval of the shareholders of Primavera and N. Texas, no other corporate proceedings on the part of Primavera and N. Texas are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Primavera and
N. Texas and constitutes a valid and binding agreement, enforceable against it in accordance with it terms.

     2.3  No Conflict; Required Filings and Consents.
          ------------------------------------------

          (a) The execution and delivery of this Agreement by Primavera and N. Texas does not, and the consummation of the transactions contemplated hereby will not, (i) to the best knowledge of Primavera and N. Texas after due inquiry ("Best Knowledge"), conflict with or violate any law, regulation, court order, judgment or decree applicable to Primavera and N. Texas or by which its properties are bound or affected; (ii) except as set forth on Schedule 2.3, violate or conflict with either the Certificate of Incorporation or By-Laws of; or (iii) except as set forth on Schedule 2.3, result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination or cancellation of, or result in the creation of a lien on any of the properties of Primavera and N. Texas pursuant to any contract to which it is a party or by which Primavera and N. Texas or any of its respective properties is bound or affected.

          (b) Except for compliance with applicable state securities laws, Primavera and N. Texas are not required to submit any notice, report or other filing with any governmental entity or regulatory body, domestic or foreign, in connection with the execution, delivery or performance of this

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Agreement or the consummation of the transactions contemplated hereby. No waiver, consent, approval or authorization of any governmental entity or regulatory body, domestic or foreign, is required to be obtained or made by Primavera or N. Texas in connection with its execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

     2.4  Capitalization; Legality of Issuance of Primavera.
          -------------------------------------------------

          (a) Primavera has authorized capital stock of 1,000 shares of common stock, with no par value, of which One Hundred (100) shares are issued and outstanding. All the outstanding shares of capital stock of Primavera have been duly authorized and are validly issued, fully paid and non-assessable. No options, warrants, conversion rights, subscriptions or purchase rights of any nature to acquire from Primavera, or commitments of Primavera to issue shares of capital stock or other securities are authorized, issued or outstanding, nor is Primavera obligated in any other manner to issue shares or rights to acquire any of its capital stock or other securities. Except as set forth in Schedule 2.4, none of Primavera's outstanding securities or authorized capital stock is subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of Primavera, any stockholder, or any other person or entity. Except as set forth in Schedule 2.4, there are no restrictions on the transfer of shares of capital stock of Primavera other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. There are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting or transfer of the capital stock of Primavera. Subject to the filing of one or more Notices of Transaction pursuant to Texas law, the offer and sale of all capital stock and other securities of Primavera issued before the date hereof and to be issued hereafter complied with or were exempt or will comply with or be exempt from all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto. Except as set forth on Schedule 2.4, Primavera does not have outstanding, and has no obligation to grant or issue, and "phantom stock" or other right measured by the profits, revenues or results of operations of Primavera or any portion thereof; or any similar rights. All shares of Primavera are, and will continue to be, subject to a Shareholders Agreement dated May 26, 2000.

     2.5  Capitalization; Legality of Issuance of North Texas Circuit Board
          -----------------------------------------------------------------
Company, Inc.
------------

          (a) N. Texas has authorized capital stock of 10,000 shares of common stock, with no par value, of which One Thousand (1000) shares are issued and outstanding. All the outstanding shares of capital stock of N. Texas have been duly authorized and are validly issued, fully paid and non-assessable. No options, warrants, conversion rights, subscriptions or purchase rights of any nature to acquire from N. Texas, or commitments of N. Texas to issue shares of capital stock or other securities are authorized, issued or outstanding, nor is
N. Texas obligated in any other manner to issue shares or rights to acquire any of its capital stock or other securities. Except as set forth in Schedule 2.5, none of N. Texas's outstanding securities or authorized capital stock is subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of N. Texas, any stockholder, or any other person or entity. Except as set forth in Schedule 2.5, there are no restrictions on the transfer of shares of capital stock of N. Texas other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. There are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting or transfer of the capital stock of N. Texas. Subject to the filing of one or more Notices of Transaction pursuant to Texas law, the offer and sale of all capital stock and other securities of N. Texas issued before the date hereof and to be issued hereafter complied with or were exempt or will comply with or be exempt from all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto. Except as set forth on Schedule 2.5, N. Texas does not have outstanding, and has no obligation to grant or issue, and "phantom stock" or other right measured by the profits, revenues or results of operations of N. Texas or any portion thereof; or any similar rights.

          (b) The Shares, when issued, sold and delivered in accordance with the terms hereof for the per share Purchase Price, will be validly issued, fully paid and non-assessable and will be issued in compliance with all applicable federal and state securities laws.

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     2.6  Financial Statements.
          --------------------

          (a) Primavera's and N. Texas's respective balance sheets as of July 31, 2000 (the "July 2000 Balance Sheet"), and the related statements of income and retained earnings for the seven months ended July 31, 2000 (the "Company Financial Statements") which have been compiled by N. Texas and the Financial Statements for the 12 month period ended December 31, 1999, which have been prepared by Davis, Clark and Company, certified public accountants, copies of which have been delivered to Flexxtech Holdings, fairly represent the financial condition of Primavera as of said dates and the results of its operations for the periods then ended. Primavera and N. Texas shall employ its best efforts to deliver audited consolidated financial statements within ninety (90) days of the date hereof which shall be prepared in conformity with Generally Accepted Accounting Principles ("GAAP") consistently applied for the periods covered (the "Audited Financial Statement"). The Audited Financial Statements (i) shall be prepared in accordance with GAAP applied on a consistent basis; (ii) in accordance with the books and records of Primavera and N. Texas; and (iii) shall present fairly the financial position and results of operations of Primavera and
N. Texas at the dates and for the periods to which they relate. Primavera and N. Texas have maintained its books of account in accordance with GAAP applied on a consistent basis, and such books and records are, and during the periods covered by Primavera and N. Texas Financial Statements were, correct and complete in all material respects, fairly and accurately reflect and reflected the income, expenses, assets and liabilities of Primavera and N. Texas, and provide and provided a fair and accurate basis for the preparation of Primavera and N. Texas Financial Statements and of the tax returns and reports of Primavera and N. Texas.

          (b) Except and as to the extent reflected in Primavera's and N. Texas's July 31, 2000 Balance Sheet, Primavera and N. Texas did not have any direct or indirect liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on or prior to July 31, 2000, which would be required to be reflected on Primavera's or N. Texas's Interim Balance Sheet in accordance with GAAP.

     2.6  Real and Personal Property.
          --------------------------

          (a) Primavera and N. Texas owns no real property. Primavera and N. Texas have delivered to Flexxtech Holdings correct and complete copies of leases and subleases for all real property leased or sublease by Primavera and N. Texas. With respect to each such lease and sublease:

          (i) the lease or sublease is legal, valid, binding, enforceable against Primavera and N. Texas respectively, as to lessor, the lease is in full force and effect;

          (ii) except for the lessor's consent to the Combination Transaction, the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect on substantially the same terms following the consummation of the transaction contemplated hereby;

          (iii) Primavera and N. Texas are not, and no other party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit termination, modification or acceleration thereunder;

          (iv) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

          (v) with respect to each sublease, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying lease;

          (vi) Primavera and N. Texas have not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

          (vii) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation

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thereof and have been operated and maintained in accordance with applicable laws, rules and regulations;

          (viii) all facilities lease or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities.

     (b) Primavera and N. Texas, respectively have good and marketable title to, or valid leasehold interests in, all other assets used or held for use in the conduct of its business, including, without limitation, the assets reflected on the July 2000 Balance Sheet or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any liens, other than liens reflected on the July 2000 Balance Sheet, and liens for taxes not yet due and payable. All of the assets owned or leased by Primavera and N. Texas are in all material respects in good condition and repair, ordinary wear and tear excepted, and well maintained. Except as set for on Schedule 2.6, there are no material capital expenditures currently contemplated or necessary to maintain the current business of Primavera and N. Texas.

     2.7  Absence of Undisclosed Liabilities.   Except to the extent reflected
          ----------------------------------
or reserved against in the July 2000 Balance Sheet, Primavera and N. Texas do not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with GAAP.

     2.8  Absence of Certain Changes.   Since July 31, 2000, (i) there has been
          --------------------------
no material adverse change in the condition (financial or otherwise), assets, liabilities, results of operations, business or prospects of Primavera or N. Texas, and (ii) nothing has occurred relative to the business or prospects of Primavera or N. Texas which would have a material adverse effect on the future business of Primavera or N. Texas.

     2.9  Litigation.   No investigation or review by and governmental entity or
          ----------
regulatory body, foreign or domestic, with respect to Primavera and N. Texas is pending or, to the Best Knowledge of Primavera and N. Texas, threatened against Primavera and N. Texas, and no governmental entity or regulatory body has advised Primavera or N. Texas of an intention to conduct the same, except for those listed on Schedule 2.9. There is no claim, action, suit, investigation or proceeding pending or, to the Best Knowledge of Primavera or N. Texas, threatened against affecting Primavera and N. Texas at law or in equity or before any federal or state, municipal or other governmental entity or regulatory body, or which challenges the validity of the Agreement or any action taken or to be taken by Primavera and N. Texas pursuant to this Agreement, except those listed on Schedule 2.9. As of the date hereof, Primavera and N. Texas are not subject to, nor is there in existence any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to Primavera and N. Texas.

     2.10 Contracts.
          ---------

          (a) Primavera and N. Texas has provided Flexxtech Holdings with the following contracts, agreements, leases, licenses, arrangements, commitments, sales orders, purchase orders or any claim or right or any benefit or obligation arising thereunder or resulting therefrom and currently in effect, whether oral or written, to which Primavera or N. Texas is a party ("Contracts"):

               (i) any Contract (or group of related Contracts) for the lease of personal property to or from any person providing for lease payments in excess of $10,000 per annum;

               (ii) any Contract (or group of related Contracts) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a loss to Primavera, or involve consideration in excess of $10,000;

               (iii)  any Contract concerning a partnership or joint venture;

               (iv) any Contract (or group of related Contracts) under which it has created,

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incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation or under which it has imposed a lien on any of its assets, tangible or intangible;

               (v)    any Contract concerning confidentiality or noncompetition;

               (vi) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance or other plan or arrangement for the benefit of its current or former directors, officers, and employees;

               (vii) any Contract under which its has advanced or loaned any amount to any of its directors, officers, and employees outside the ordinary course of business;

               (viii) any Contract under which the consent of the other party thereto is required in connection with the assignment of such Contract in connection with the transaction contemplated hereby;

               (ix) any Contract under which the consequences of a default or termination could have a material adverse effect on Primavera or N. Texas; or

               (x) any other Contract (or group of related Contracts) the performance of which involves consideration in excess of $10,000.

          (b) All Contracts have been duly authorized and delivered by Primavera and N. Texas and, any third party thereto, are in full force and effect against Primavera and N. Texas and constitute the valid and binding obligations of Primavera and N. Texas and, the respective parties thereto enforceable in accordance with their respective terms. As to the Contracts, (i) there are no existing breaches or defaults by Primavera and N. Texas thereunder or, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by Primavera and N. Texas thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than Primavera and N. Texas, it shall be limited to the Best Knowledge of Primavera; (iii) none of them will result in any loss to Primavera and N. Texas upon completion or performance thereof; and (iv) none of the parties to the Contracts have expressed and indication to Primavera and N. Texas of their intention to cancel, renegotiate, or exercise or not exercise any option under any such Contract.

     2.11 Intellectual Property.
          ---------------------

          (a) Primavera and N. Texas owns or has the right to use pursuant to license, sublicense, agreement, or permission all (i) inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (ii) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof, and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (iii) copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (iv) mask works and all applications, registrations, and renewals in connection therewith; (v) trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, blueprints, sketches, storyboards, models, engineering drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (vi) computer software (including data and related documentation; (vii) other proprietary rights and know-how;
(viii) copies and tangible embodiments of any of the foregoing (in whatever form or medium); and (ix) licenses and sublicenses granted and obtained with respect thereto, and rights thereunder ("Intellectual Property") necessary for the operation of the businesses of Primavera and as proposed to be conducted,

          (b) Except as set forth on Schedule 2.11, Primavera and N. Texas have not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual property rights of third parties, and Primavera and N. Texas has never received and charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that Primavera and N. Texas must license or refrain from using any Intellectual property rights of any third party). No third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of Primavera or N. Texas.

          (c) With respect to each item of Intellectual Property owned by Primavera and N. Texas:

               (i) Primavera and N. Texas possesses all right, title, and interest in and to the item, free and clear of any lien, license or other restriction;

               (ii) the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge;

               (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, enforceability, use or ownership of the item; and

               (iv) Primavera and N. Texas has never agreed to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to the item.

          (d) With respect to each item of Intellectual Property used by Primavera and N. Texas pursuant to any license, sublicense, agreement or permission:

               (i) the license, sublicense, agreement or permission covering the item is legal, valid, binding, enforceable, and in full force and effect, subject generally to the laws of bankruptcy and reorganization;

               (ii) the license, sublicense, agreement or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

               (iii) no party to the license, sublicense, agreement or permission is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit termination, modification, or acceleration thereunder;

               (iv) no party to the license, sublicense, agreement or permission has repudiated any provision thereof;

               (v) with respect to each sublease, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

               (vi) the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling or charge;

               (vii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

               (viii) Primavera and N. Texas has never granted any sublicense or similar right with respect to the license, sublicense, agreement or permission.

          (e) Primavera and N. Texas does not, and will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

     2.12 Software.
          --------

          (a) Except with respect to software programs licensed to Primavera and N. Texas, Primavera and N. Texas are in actual possession of the source code of each software program used in connection with its business, and Primavera is in possession of all other documentation reasonably necessary for the effective use of each software program.

          (b) There are no defects in any of the software offered by Primavera or N. Texas in connection with its business which would in any material and adverse respect affect the functioning of any such software in accordance with the specifications therefore published by Primavera and N. Texas or heretofore provided to any customers or prospective customers of Primavera and N. Texas, and each piece of such software, together with all know-how and processes used in connection therewith, functions as intended, conforms to all applicable industry standards, contains all current revisions of such software and includes all computer programs, materials, tapes, know-how, object and source codes and procedures used by Primavera and N. Texas in the conduct of its business.

     2.13 Receivables; Payables.
          ---------------------

          (a) Except as set forth on Schedule 2.13, all accounts receivable of Primavera and N. Texas which are or will be reflected on Primavera and N. Texas Financial Statements will arise in the ordinary course of business out of bona fide sales and deliveries of goods, services or other business transactions. All accounts receivable of Primavera and N. Texas are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims of which Primavera and N. Texas is aware, are current and collectible, and will be collected in accordance with their terms at their recorded amounts.

          (b) All accounts payable (including, without limitation, Taxes payable) reflected on the Primavera and N. Texas Interim Balance Sheet have been and are being paid in the ordinary course of its business and consistent with past practice.

     2.14 Licenses, Permits and Consents; Compliance with Applicable Law.
          --------------------------------------------------------------

          (a) Primavera and N. Texas possesses all licenses and permits which individually or in the aggregate are material to the conduct of the business of Primavera and N. Texas or any of its employees by reason of such employee's activities on behalf of Primavera and N. Texas under applicable law or required by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of Primavera and N. Texas, and all of such listed licenses and permits are in full force and effect as of the date hereof and will remain in full force and effect following the consummation of the transactions contemplated hereby. Primavera and N. Texas has not received notice and has no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

          (b) Primavera and N. Texas are not in material violation or breach of any, and the business and operations of Primavera comply in all material respects and are being conducted in accordance with, all material governing laws, regulations and ordinances applicable thereto, and Primavera and N. Texas are not in material violation of or in material default under any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

     2.15 Insurance.  Primavera and N. Texas maintains insurance covering
          ---------
Primavera's and N. Texas's properties and business adequate and customary for the type and scope of the properties, assets and business, and similar to companies of comparable size and condition similarly situated in the same industry in which Primavera and N. Texas operates, but in any event in amounts sufficient to prevent

Primavera and N. Texas from becoming a co-insurer or self-insurer, with provision for reasonable deductibles and following the Effective Time, Primavera and N. Texas will use its reasonable best efforts to obtain as promptly as practicable comparable coverage under policies in Primavera's and N. Texas's own name and on commercially reasonable terms.

     2.16 Tax Matters.  Primavera and N. Texas have timely filed all required
          -----------
federal, state, local, foreign and other governmental Tax returns and reports required to be filed by it for all taxable periods ending on or before the date hereof. As of the time of filing, such returns and reports were true, complete and correct, and were made on a proper basis. All federal, state, local and foreign income, unincorporated business, gross receipts, franchise, profits, property, capital, intangibles, employment, excise or other taxes, fees, stamp taxes, duties, penalties, assessments, governmental charges or other payments (collectively "Tax" or "Taxes") for all periods up to and including the date hereof have been duly paid or withheld, or will be on the date hereof, and adequately reserved for or withheld in accordance with GAAP applied on a consistent basis.

     2.17 Books and Records.  The corporate minute books, stock certificate
          -----------------
books, stock registers and other corporate records of Primavera and N. Texas are correct and complete in all material respects, and the signatures appearing on all documents contained therein are true signatures of the persons purporting to have signed the same.

     2.18 Entire Business.   Except for N. Texas, no portion of the business of
          ---------------
Primavera is conducted by third parties and all of the assets necessary for the conduct of the business of Primavera and N. Texas respectively, as presently conducted are owned by Primavera and N. Texas. All such assets are exclusively owned or leased and used by Primavera and N. Texas, and its customers.

     2.19 Employee Benefit Plans.  Each employee benefit plan (and each related
          ----------------------
trust, insurance contract, or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Internal Revenue Code ("IRS Code"), and other applicable laws. All required reports and descriptions have been filed or distributed appropriately with respect to each such employee benefit plan.

     2.20 Suppliers and Customers.
          -----------------------

          (a) Primavera and N. Texas have no knowledge or information or reason to believe that any significant supplier has ceased, or intends to cease, to sell goods or services to Primavera or N. Texas, or has substantially reduced, or intends to substantially reduce, the sale of such goods or services either as a result of the transaction contemplated by the Agreement or otherwise, or intends to sell such goods and services other than on terms and conditions similar to those imposed on prior sales to Primavera or N. Texas.

          (b) Primavera and N. Texas have no knowledge that any of its significant customers has ceased, or intends to cease, to purchase goods from Primavera or N. Texas, either as a result of the transaction contemplated hereby or otherwise.

     2.21 Product Warranties, Product Return Policies and Service Warranties.
          ------------------------------------------------------------------
Except as set forth on Schedule 2.21, each product or service developed, sold or provided by Primavera and N. Texas has been in conformity with all applicable contractual commitments and all express and implied warranties, and Primavera has no liability for replacement or repair thereof or other damages in connection therewith. No product or service developed, sold or provided by Primavera or N. Texas is subject to any guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of sale or lease. There are no pending and suspected claims or demands threatened claims or demands, seeking return, replacement and,/or repair of products pursuant to warranties extended by Primavera and N. Texas prior to the date hereof.

     2.22 Employees; Labor Matter.
          -----------------------

          (a) No officer, employee or consultant of Primavera or N. Texas is, or, to

Primavera's or N. Texas's knowledge, is now anticipated to be in violation of any material term of any employment contract, patent disclosure agreement, proprietary information agreement, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant relating to the right of any such officer, employee, or consultant to be employed or engaged by Primavera or N. Texas because of the nature of the business conducted or to be conducted by Primavera and N. Texas or relating to the use of trade secrets or proprietary information of others or the continued employment or engagement of Primavera's and N. Texas's officers, employees or consultants does not subject Primavera to any liability with respect to any one of the foregoing matters.

          (b) No officer, consultant or key employee of Primavera and N. Texas whose termination, either individually or in the aggregate, could have a material adverse effect on Primavera and N. Texas, has terminated since the date hereof or has any present intention of terminating, his employment or engagement with Primavera or N. Texas, nor has any such person been, or been proposed to be, terminated by Primavera or N. Texas.

          (c) Primavera and N. Texas are not a party to any collective bargaining agreements. There is no unfair labor practice or employment discrimination or other employment related complaint, grievance or proceeding against either Primavera or N. Texas or against any person or entity with respect to any employee of Primavera or N. Texas pending or threatened before the National Labor Relations Board or any federal, state, local or foreign governmental entity or regulatory body. There is no basis for any such complaint, grievance or proceeding.

          (d) Primavera and North Texas is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours. Primavera and
N. Texas has fully complied with all applicable provisions of COBRA and has no obligations with respect to any former employees qualifying as beneficiaries thereunder. Primavera enjoys satisfactory relations with its employees and agents.

     2.23 Environmental, Health and Safety Matters.      Primavera and N. Texas
          ----------------------------------------
are not in violation of any applicable statute, law or regulation relating to the environment or occupational safety and health, and to the Best Knowledge of Primavera and N. Texas, no material expenditures will be required in order to comply with any such statute, law or regulation.

     2.24 Absence of Certain Business Practices.  Primavera's and N. Texas's
          -------------------------------------
directors, officers, employees or agents, nor any other person or entity or entity acting on its or their behalf has, directly or indirectly, within the past five (5) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person or entity or entity that is or may be in a position to help or hinder the business of Primavera or
N. Texas or assist Primavera or N. Texas in connection with any actual or proposed transaction which (i) might subject Primavera to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) might have had a material adverse effect on Primavera or N. Texas if not given in the past, or (iii) might materially adversely affect the condition (financial or otherwise), business, assets, liabilities, operations or prospects of Primavera and N. Texas, or which might subject Primavera and N. Texas to suit or penalty in any private or governmental litigation or proceeding if not continued in the future.

     2.25 Broker's or Finder's Fees.   Except as set forth in Schedule 2.25,
          -------------------------
there is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of Primavera or N. Texas who might be entitled to any fee or commission from Primavera or N. Texas upon consummation of the Stock Purchase Agreement accept for Bo Ritz as Finder. Finder shall receive ten thousand (10,000) shares of common stock of Flexxtech Corporation. The Bo Ritz shares will be paid out of the 130,000 shares to be issued to existing Primavera shareholders.

     2.26 Disclosure.  Neither the Offering, this Agreement nor any certificate
          ----------
delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of Primavera and N. Texas, or by any of Primavera's or N. Texas's directors, or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or circumstance known to Primavera or N. Texas which materially and adversely affects or which may materially and adversely affect its business prospects, financial condition, or its assets, which has not been set forth in this Agreement, or any certificates or statements furnished in writing.

     2.27 Transactions in the Common Stock.     Except as contemplated hereby,
          --------------------------------
Primavera and N. Texas have not sold, offered to sell, or granted any option to purchase any contract to sell any of its Common Stock during the twelve (12) month period preceding the date hereof, except for the NTCB Stock Purchase Agreement date May 11, 2000.


                                  ARTICLE III

                        COVENANTS OF FLEXXTECH HOLDINGS

     Flexxtech Holdings covenants and agrees with Primavera:

     3.1  Compliance with Laws.  Flexxtech Holdings shall comply with all
          --------------------
applicable laws, rules, regulations and orders, the noncompliance with which could materially adversely affect its business or condition, financial or otherwise, including applicable environmental laws.

          (a) Flexxtech Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Flexxtech Holdings has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Flexxtech Holdings is duly qualified to do business and in good standing in each jurisdiction in which its property or business makes such qualification necessary. Flexxtech Holdings has heretofore delivered to Flexxtech Holdings true, accurate and complete copies of Flexxtech Holdings's Articles of Incorporation and By-Laws as in effect on the date hereof and minutes of al meetings of shareholders and directors of Flexxtech Holdings held through and including the date of this Agreement. Flexxtech Holdings is not in violation of any of the provisions of its Articles of Incorporation nor its By-Laws.

     3.2  Authority Relative to this Agreement.   Flexxtech Holdings has full
          ------------------------------------
corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly and validly authorized by the Board of Directors of Flexxtech Holdings and, except for approval of the shareholders of Flexxtech Holdings, no other corporate proceedings on the part of Flexxtech Holdings are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Flexxtech Holdings and constitutes a valid and binding agreement, enforceable against it in accordance with it terms.

     3.3  No Conflict; Required Filings and Consents.
          ------------------------------------------

          (a) The execution and delivery of this Agreement by Flexxtech Holdings does not, and the consummation of the transactions contemplated hereby will not, (i) to the best knowledge of Flexxtech Holdings after due inquiry ("Best Knowledge"), conflict with or violate any law, regulation, court order, judgment or decree applicable to Flexxtech Holdings or by which its properties are bound or affected; (ii) except as set forth on Schedule 2.3, violate or conflict with either the Certificate of Incorporation or By-Laws of; or (iii) except as set forth on Schedule 2.3, result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination or cancellation of, or result in the creation of a lien on any of the properties of Flexxtech Holdings pursuant to any contract to which it is a party or by which Flexxtech Holdings or any of its respective properties is bound or affected.

          (b) Except for compliance with applicable state and federal securities laws,

Flexxtech Holdings is not required to submit any notice, report or other filing with any governmental entity or regulatory body, domestic or foreign, in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. No waiver, consent, approval or authorization of any governmental entity or regulatory body, domestic or foreign, is required to be obtained or made by Flexxtech Holdings in connection with its execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

     3.4  Capitalization; Legality of Issuance.
          ------------------------------------

          (a) Flexxtech Holdings has authorized capital stock of 25,000,000 shares of common stock, par value $.001, of which 100 are issued and outstanding. All the outstanding shares of capital stock of Flexxtech Holdings have been duly authorized and are validly issued, fully paid and non-assessable. No options, warrants, conversion rights, subscriptions or purchase rights of any nature to acquire from Flexxtech Holdings, or commitments of Flexxtech Holdings to issue shares of capital stock or other securities are authorized, issued or outstanding, nor is Flexxtech Holdings obligated in any other manner to issue shares or rights to acquire any of its capital stock or other securities. Except as set forth in Schedule 2.4, none of Flexxtech Holdings's outstanding securities or authorized capital stock is subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of Flexxtech Holdings, any stockholder, or any other person or entity. Except as set forth in
Schedule 2.4, there are no restrictions on the transfer of shares of capital stock of Flexxtech Holdings other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. There are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting or transfer of the capital stock of Flexxtech Holdings. Subject to the filing of one or more Notices of Transaction pursuant to Section 25102(f) of the California Corporation Code (the "CCC"), the offer and sale of all capital stock and other securities of Flexxtech Holdings issued before the date hereof and to be issued hereafter complied with or were exempt or will comply with or be exempt from all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto. Except as set forth on Schedule 2.4, Flexxtech Holdings does not have outstanding, and has no obligation to grant or issue, and "phantom stock" or other right measured by the profits, revenues or results of operations of Flexxtech Holdings or any portion thereof; or any similar rights.

          (b) The Shares, when issued, sold and delivered in accordance with the terms hereof for the per share Purchase Price, will be validly issued, fully paid and non-assessable and will be issued in compliance with all applicable federal and state securities laws.

     3.5  Litigation.   No investigation or review by and governmental entity or
          ----------
regulatory body, foreign or domestic, with respect to Flexxtech Holdings is pending or, to the Best Knowledge of Flexxtech Holdings, threatened against Flexxtech Holdings, and no governmental entity or regulatory body has advised Flexxtech Holdings of an intention to conduct the same, except for those listed on Schedule 2.9. There is no claim, action, suit, investigation or proceeding pending or, to the Best Knowledge of Flexxtech Holdings, threatened against affecting Flexxtech Holdings at law or in equity or before any federal or state, municipal or other governmental entity or regulatory body, or which challenges the validity of the Agreement or any action taken or to be taken by Flexxtech Holdings pursuant to this Agreement, except those listed on Schedule 2.9. As of the date hereof, Flexxtech Holdings is not subject to, nor is there in existence any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to Flexxtech Holdings.


     3.6  Licenses, Permits and Consents; Compliance with Applicable Law.
          --------------------------------------------------------------

          (a) Flexxtech Holdings possesses all licenses and permits which individually or in the aggregate are material to the conduct of the business of Flexxtech Holdings or any of its employees by reason of such employee's activities on behalf of Flexxtech Holdings under applicable law or required by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of Flexxtech Holdings, and all of such listed licenses and permits are in full force and effect as of the date hereof and will remain in full force and effect following the consummation of the transactions contemplated hereby. Flexxtech Holdings has not received notice and has no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

          (b) Flexxtech Holdings is not in material violation or breach of any, and the business and operations of Flexxtech Holdings comply in all material respects and are being conducted in accordance with, all material governing laws, regulations and ordinances applicable thereto, and Flexxtech Holdings is not in material violation of or in material default under any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

     3.7  Tax Matters.  Flexxtech Holdings has timely filed all required
          ----------
federal, state, local, foreign and other governmental Tax returns and reports required to be filed by it for all taxable periods ending on or before the date hereof. As of the time of filing, such returns and reports were true, complete and correct, and were made on a proper basis. All federal, state, local and foreign income, unincorporated business, gross receipts, franchise, profits, property, capital, intangibles, employment, excise or other taxes, fees, stamp taxes, duties, penalties, assessments, governmental charges or other payments (collectively "Tax" or "Taxes") for all periods up to and including the date hereof have been duly paid or withheld, or will be on the date hereof, and adequately reserved for or withheld in accordance with GAAP applied on a consistent basis.

     3.8  Books and Records.  The corporate minute books, stock certificate
          -----------------
books, stock registers and other corporate records of Flexxtech Holdings are correct and complete in all material respects, and the signatures appearing on all documents contained therein are true signatures of the persons purporting to have signed the same.

     3.9  Entire Business.   No portion of the business of Flexxtech Holdings is
          ---------------
conducted by third parties and all of the assets necessary for the conduct of the business of Flexxtech Holdings as presently conducted are owned by Flexxtech Holdings. All such assets are exclusively owned or leased and used by Flexxtech Holdings.

     3.10 Employees; Labor Matter.
          -----------------------

          (a) To the Best Knowledge of Flexxtech Holdings, no officer, employee or consultant of Flexxtech Holdings is, or, to Flexxtech Holdings's knowledge, is now anticipated to be in violation of any material term of any employment contract, patent disclosure agreement, proprietary information agreement, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant relating to the right of any such officer, employee, or consultant to be employed or engaged by Flexxtech Holdings because of the nature of the business conducted or to be conducted by Flexxtech Holdings or relating to the use of trade secrets or proprietary information of others, and to the Best Knowledge of Flexxtech Holdings, the continued employment or engagement of Flexxtech Holdings's officers, employees or consultants does not subject Flexxtech Holdings to any liability with respect to any one of the foregoing matters.

          (b) No officer, consultant or key employee of Flexxtech Holdings whose termination, either individually or in the aggregate, could have a material adverse effect on Flexxtech Holdings, has terminated since the date hereof, or to the Best Knowledge of Flexxtech Holdings has any present intention of terminating, his employment or engagement with Flexxtech Holdings, nor has any such person been, or been proposed to be, terminated by Flexxtech Holdings.

          (c) Flexxtech Holdings is not a party to any collective bargaining agreements. There is no unfair labor practice or employment discrimination or other employment related complaint, grievance or proceeding against either Flexxtech Holdings or against any person or entity with respect to any employee of Flexxtech Holdings pending or, to the Best Knowledge of Flexxtech Holdings, threatened before the National Labor Relations Board or any federal, state, local or foreign governmental entity or regulatory body. To the Best Knowledge of Flexxtech Holdings, there is no basis for any such complaint, grievance or proceeding.

          (d) Flexxtech Holdings is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours. Flexxtech Holdings has fully complied with all applicable provisions of COBRA and has no obligations with respect to any former employees qualifying as beneficiaries thereunder. Flexxtech Holdings enjoys satisfactory relations with its employees and agents.

     3.11 Environmental, Health and Safety Matters.  Flexxtech Holdings is not
          ----------------------------------------
in violation of any applicable statute, law or regulation relating to the environment or occupational safety and health, and to the Best Knowledge of Flexxtech Holdings, no material expenditures will be required in order to comply with any such statute, law or regulation.

     3.12 Absence of Certain Business Practices.  To the Best Knowledge of
          -------------------------------------
Flexxtech Holdings, Flexxtech Holdings's directors, officers, employees or agents, nor any other person or entity or entity acting on its or their behalf has, directly or indirectly, within the past five (5) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person or entity or entity that is or may be in a position to help or hinder the business of Flexxtech Holdings or assist Flexxtech Holdings in connection with any actual or proposed transaction which (i) might subject Flexxtech Holdings to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) might have had a material adverse effect on Flexxtech Holdings if not given in the past, or (iii) might materially adversely affect the condition (financial or otherwise), business, assets, liabilities, operations or prospects of Flexxtech Holdings, or which might subject Flexxtech Holdings to suit or penalty in any private or governmental litigation or proceeding if not continued in the future.

     3.13 Broker's or Finder's Fees.   Except as set forth in Schedule 2.25,
          -------------------------
there is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of Flexxtech Holdings who might be entitled to any fee or commission from Flexxtech Holdings upon consummation of the Combination Transaction.

     3.14 Disclosure.  Neither the Offering, this Agreement nor any certificate
          ----------
delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of Flexxtech Holdings, or by any of Flexxtech Holdings's directors, or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. To the Best Knowledge of Flexxtech Holdings, there is no fact or circumstance known to Flexxtech Holdings which materially and adversely affects or which may materially and adversely affect its business prospects, financial condition, or its assets, which has not been set forth in this Agreement, or any certificates or statements furnished in writing.

                                  ARTICLE IV

                                 MISCELLANEOUS

     4.1  Fees and Expenses.  Each party shall pay the fees and expenses of
          -----------------
its advisers, counsel, accountants and other experts, if any, and all other expense incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     4.2  Survival of Agreements.  All covenants, agreements, representations
          ----------------------
and warranties made herein, and the indemnification provisions herein, shall survive the execution and delivery of this Agreement, and all statements contained in any certificate or other instrument delivered by Primavera and N. Texas hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by Primavera and N. Texas.

     4.3  Parties in Interest.  All representations, warranties, covenants and
          -------------------
agreements contained in this Agreement shall be binding and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     4.4  Notices.  All notices, requests, consents and other communications
          -------
hereunder shall be in writing and shall be delivered in person or entity, by overnight express mail or mailed by certified or registered mail, return receipt requested, addressed as follows:

          (a)  If to Flexxtech Holdings:

               Flexxtech Holdings
               5777 W. Century Blvd., Suite 775-A
               Los Angeles, CA 90045
               Attn: Brian Kulhanjian


          (b) If to Primavera Corporation or to North Texas Circuit Board Company, Inc.:

               Primavera Corporation / North Texas Circuit Board Company, Inc. 5956 Sherry Lane, Suite 1616
               Dallas, TX 75225-8027
               Attn: Hector Escamilla, Jr.

               With a copy to (which copy shall not constitute notice):

               Primavera Corporation / North Texas Circuit Board Company, Inc. Post Office Box 802525
               Dallas, Texas 75380-2525
               Attn: Edward R. Fearon

     or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     4.5  Governing Law; Jurisdiction.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of Nevada, without giving effect to its conflicts of laws provisions. Venue for any legal action arising out of this Agreement shall be Los Angeles County, California.

     4.6  Entire Agreement.  This Agreement, including the Exhibits hereto,
          ----------------
constitutes the sole and entire agreement of the parties and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

     4.7  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.8  Amendments.  This Agreement may not be amended or modified, and no
          ----------
provisions hereof may be waived, without the written consent of Flexxtech Holdings and Primavera.

     4.9  Severability.  If any provision of this Agreement shall be declared
          ------------
void or unenforceable by any judicial or administrative authority, the validity of any other provision of this Agreement shall not be affected thereby.

     4.10 Headings and Subheadings.  The headings and subheadings used in this
          ------------------------
Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     4.11 Effectiveness; Binding Effect; Assignment.  This Agreement shall be
          -----------------------------------------
binding upon and inure to the benefit of Flexxtech Holdings and Primavera, and their respective successors and assigns.

     4.12 Further Assurances.  From and after the date of this Agreement, upon
          ------------------
the request of Flexxtech Holdings or Primavera, Flexxtech Holdings and Primavera shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm, carry out and to effectuate fully the intent and purposes of this Agreement and the Purchase Agreement.


     IN WITNESS WHEREOF, Flexxtech Holdings, Inc., Primavera Corporation, and North Texas Circuit Board Company, Inc. have executed this Agreement as of this day and year first written above.


                              FLEXXTECH HOLDINGS, INC.

                              _______________________________________
                              By:  Brian G. Kulhanjian
                              President and Chief Executive Officer


                              PRIMAVERA CORPORATION

                              /s/ Helen Escamilia
                              ---------------------------------------
                              By:  Hector Escamilla, Jr.
                              President, Director, Shareholder

                              /s/ Edward R. Fearon
                              ---------------------------------------
                              By:  Edward R. Fearon
                              Director, Shareholder

                              /s/ William E. Butcher
                              ---------------------------------------
                              By:  William E. Butcher, III
                              Director, Shareholder

                              /s/ R.M. Craig
                              ---------------------------------------
                              By:  R.M. Craig III
                              Shareholder


                              NORTH TEXAS CIRCUIT BOARD COMPANY, INC.

                              /s/ Michael Wetzel
                              ---------------------------------------
                              By:  Michael A. Wetzel
                              President, Director

                              /s/ Linnette Malloy
                              ---------------------------------------
                              By:  Linnette Malloy
                              Director

                              /s/ Hector Escamille
                              ---------------------------------------
                              By:  Hector Escamilla, Jr.
                              Director

                              /s/ Edward R Fearon
                              ---------------------------------------
                              By:  Edward R. Fearon
                              Director

                              /s/ William E. Butcher
                              ---------------------------------------
                              By:  William E. Butcher, III
                              Director

                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE
                                ---------------


Principle Amount of Promissory Note: $1,000,000
                                     ----------

Pursuant to the August 15, 2000 Stock Purchase Agreement by and between Flexxtech Holdings, Inc., a Nevada corporation ("Flexxtech Holdings" or "Promisor"), Primavera Corporation, a Texas corporation ("Primavera"), and North Texas Circuit Board Company, Inc., a Texas corporation ("N. Texas") FOR VALUE RECEIVED, Flexxtech Holdings shall pay to Primavera the total amount of One Million Dollars ($1,000,000), without interest, in consecutive Two Hundred Thousand Dollar ($200,000) payments, payable on the Fifteenth (15/th/)) day of each month beginning on September 15, 2000 until the amount is paid in full. Flexxtech Holdings may prepay this Note without any early payment penalty.

This Note is secured by the shares of common stock of Primavera as described in
Article I, section 1.1 of the Stock Purchase Agreement.

Failure to make a payment when due shall be a default on the loan. Should a default exist for more than fifteen (15) days, borrower agrees to pay the holder of this note reasonable costs of collection including attorney fees and the collateralized shares shall be released back to Primavera.


Date:  _____________               Promisor:  FLEXXTECH HOLDINGS, INC.

                                              ______________________
                                              By:  Brian G. Kulhanjian
                                              President and CEO